TRANSAMERICA FUNDS

Supplement dated February 1, 2010 to the Statement of Additional Information dated November 30, 2009, as previously supplemented

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Transamerica Flexible Income

Effective February 1, 2010, the information under the section entitled “Investment Advisory and Other Services — Investment Adviser Compensation” relating to Transamerica Flexible Income is deleted and replaced with the following:

Average Daily Net Assets

First $250 million	0.475%
Over $250 million up to $350 million	0.425%
Over $350 million	0.40%

Effective February 1, 2010, the information under the section entitled “Investment Advisory and Other Services — Sub-Advisers” relating to Transamerica Flexible Income is deleted and replaced with the following:

First $250 million	0.175%
Over $250 million up to $350 million	0.125%
Over $350 million	0.0875%

less 50% of any amount reimbursed pursuant to the fund’s expense limitation.

Effective February 1, 2010, certain information under the section entitled “Investment Advisory and Other Services — Expense Limitation” is deleted and replaced with the following:

†	Effective May 1, 2009, the Investment Adviser agreed to further reduce the Fund Operating Expenses of Transamerica Short-Term Bond by waiving 0.10% of its investment management fees payable to it by Transamerica Short-Term Bond for one year through May 1, 2010. In addition, 0.10% of the 0.35% 12b-1 fee will be waived for one year through May 1, 2010, as applicable to Class A shares of Transamerica Short-Term Bond, and for one year through February 1, 2011, as applicable to Class A shares of Transamerica Flexible Income.

Investors Should Retain this Supplement for Future Reference